Exhibit 99.2

MATTEL, INC. AND SUBSIDIARIES

2003 RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES—STATEMENTS OF OPERATIONS

	Three Months Ended March 31, 2003			Three Months Ended June 30, 2003
(In millions, except per share amounts)	As Reported (a)	Impact of Charges	Pro Forma (b)	As Reported (a)	Impact of Charges	Pro Forma (b)
Net Sales	$745.3	$0.0	$745.3	$769.0	$0.0	$769.0
Cost of sales	377.3	1.7	375.6	412.7	2.4	410.3

Gross Profit	368.0	(1.7)	369.7	356.3	(2.4)	358.7
Advertising and promotion expenses	83.8	0.0	83.8	80.8	0.0	80.8
Other selling and administrative expenses	222.9	1.2	221.7	230.5	7.4	223.1
Restructuring and other charges	8.7	8.7	0.0	3.3	3.3	0.0

Operating Income	52.6	(11.6)	64.2	41.7	(13.1)	54.8
Interest expense	17.4	0.0	17.4	18.2	0.0	18.2
Interest (income)	(6.4)	0.0	(6.4)	(5.3)	0.0	(5.3)
Other non-operating (income), net	(3.0)	0.0	(3.0)	0.0	0.9	(0.9)

Income Before Income Taxes	44.6	(11.6)	56.2	28.8	(14.0)	42.8
Provision for income taxes	11.8	(3.6)	15.4	7.9	(4.0)	11.9

Net Income	$32.8	$(8.0)	$40.8	$20.9	$(10.0)	$30.9

Income Per Share—Basic	$0.07	$(0.02)	$0.09	$0.05	$(0.02)	$0.07

Average Number of Common Shares Outstanding—Basic	438.3	438.3	438.3	439.7	439.7	439.7

Income Per Share—Diluted	$0.07	$(0.02)	$0.09	$0.05	$(0.02)	$0.07

Average Number of Common and Common Equivalent Shares Outstanding—Diluted	443.9	443.9	443.9	445.5	445.5	445.5

Segment Income:
Domestic
Mattel Brands	$69.8	$0.0	$69.8
Fisher-Price Brands	1.3	0.0	1.3
American Girl Brands	(1.7)	0.0	(1.7)

	69.4	0.0	69.4
International	19.3	0.0	19.3

	88.7	0.0	88.7
Corporate and other expense	(36.1)	(11.6)	(24.5)

Operating Income	$52.6	$(11.6)	$64.2

(a)	Reported in accordance with generally accepted accounting principles.

(b)	Pro forma financial information is presented to facilitate year-to-year comparisons of results of operations, excluding restructuring, non-recurring and special charges.

MATTEL, INC. AND SUBSIDIARIES

2002 RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES—STATEMENTS OF OPERATIONS

	Three Months Ended March 31, 2002			Three Months Ended June 30, 2002			Three Months Ended Sept. 30, 2002			Three Months Ended Dec. 31, 2002			Year Ended Dec. 31, 2002
(In millions, except per share amounts)	As Reported (a)	Impact of Charges	Pro Forma (b)	As Reported (a)	Impact of Charges	Pro Forma (b)	As Reported (a)	Impact of Charges	Pro Forma (b)	As Reported (a)	Impact of Charges	Pro Forma (b)	As Reported (a)	Impact of Charges	Pro Forma (b)
Net Sales	$742.0	$0.0	$742.0	$804.4	$0.0	$804.4	$1,669.4	$0.0	$1,669.4	$1,669.5	$0.0	$1,669.5	$4,885.3	$0.0	$4,885.3
Cost of sales	410.1	4.0	406.1	450.0	3.8	446.2	829.0	0.9	828.1	835.2	1.7	833.5	2,524.3	10.4	2,513.9

Gross Profit	331.9	(4.0)	335.9	354.4	(3.8)	358.2	840.4	(0.9)	841.3	834.3	(1.7)	836.0	2,361.0	(10.4)	2,371.4
Advertising and promotion expenses	82.7	0.0	82.7	82.9	0.0	82.9	187.0	0.0	187.0	199.9	0.0	199.9	552.5	0.0	552.5
Other selling and administrative expenses	213.7	1.8	211.9	221.1	4.3	216.8	286.4	4.6	281.8	329.1	2.6	326.5	1,050.3	13.3	1,037.0
Restructuring and other charges	14.8	14.8	0.0	6.9	6.9	0.0	0.0	0.0	0.0	2.9	2.9	0.0	24.6	24.6	0.0

Operating Income	20.7	(20.6)	41.3	43.5	(15.0)	58.5	367.0	(5.5)	372.5	302.4	(7.2)	309.6	733.6	(48.3)	781.9
Interest expense	29.6	0.0	29.6	29.1	0.0	29.1	26.6	0.0	26.6	28.6	0.0	28.6	113.9	0.0	113.9
Interest (income)	(3.9)	0.0	(3.9)	(4.5)	0.0	(4.5)	(5.2)	0.0	(5.2)	(4.1)	0.0	(4.1)	(17.7)	0.0	(17.7)
Other non-operating (income)/expense, net	1.5	0.0	1.5	(6.7)	0.0	(6.7)	(1.5)	0.0	(1.5)	22.6	0.0	22.6	15.9	0.0	15.9

Income (Loss) Before Income Taxes	(6.5)	(20.6)	14.1	25.6	(15.0)	40.6	347.1	(5.5)	352.6	255.3	(7.2)	262.5	621.5	(48.3)	669.8
Provision (benefit) for income taxes	(2.5)	(6.3)	3.8	6.0	(5.0)	11.0	93.8	(2.1)	95.9	69.2	(3.0)	72.2	166.5	(16.4)	182.9

Income (Loss) From Continuing Operations	(4.0)	(14.3)	10.3	19.6	(10.0)	29.6	253.3	(3.4)	256.7	186.1	(4.2)	190.3	455.0	(31.9)	486.9
Gain from discontinued operations, net of tax	0.0	0.0	0.0	0.0	0.0	0.0	27.3	27.3	0.0	0.0	0.0	0.0	27.3	27.3	0.0
Cumulative effect of change in accounting principles, net of tax	(252.2)	(252.2)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(252.2)	(252.2)	0.0

Net Income (Loss)	$(256.2)	$(266.5)	$10.3	$19.6	$(10.0)	$29.6	$280.6	$23.9	$256.7	$186.1	$(4.2)	$190.3	$230.1	$(256.8)	$486.9

Income (Loss) Per Share—Basic
Income (loss) from continuing operations	$(0.01)	$(0.03)	$0.02	$0.04	$(0.03)	$0.07	$0.58	$(0.01)	$0.59	$0.43	$(0.01)	$0.44	$1.04	$(0.08)	$1.12
Gain from discontinued operations	0.00	0.00	0.00	0.00	0.00	0.00	0.06	0.06	0.00	0.00	0.00	0.00	0.06	0.06	0.00
Cumulative effect of change in accounting principles	(0.58)	(0.58)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.58)	(0.58)	0.00

	$(0.59)	$(0.61)	$0.02	$0.04	$(0.03)	$0.07	$0.64	$0.05	$0.59	$0.43	$(0.01)	$0.44	$0.52	$(0.60)	$1.12

Average Number of Common Shares Outstanding—Basic	432.6	432.6	432.6	436.1	436.1	436.1	437.0	437.0	437.0	437.4	437.4	437.4	435.8	435.8	435.8

Income (Loss) Per Share—Diluted
Income (loss) from continuing operations	$(0.01)	$(0.03)	$0.02	$0.04	$(0.03)	$0.07	$0.57	$(0.01)	$0.58	$0.42	$(0.01)	$0.43	$1.03	$(0.07)	$1.10
Gain from discontinued operations	0.00	0.00	0.00	0.00	0.00	0.00	0.06	0.06	0.00	0.00	0.00	0.00	0.06	0.06	0.00
Cumulative effect of change in accounting principles	(0.58)	(0.58)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.57)	(0.57)	0.00

	$(0.59)	$(0.61)	$0.02	$0.04	$(0.03)	$0.07	$0.63	$0.05	$0.58	$0.42	$(0.01)	$0.43	$0.52	$(0.58)	$1.10

Average Number of Common and Common Equivalent Shares Outstanding—Diluted	432.6	432.6	432.6	442.2	442.2	442.2	442.2	442.2	442.2	442.2	442.2	442.2	441.3	441.3	441.3

Segment Income:
Domestic
Mattel Brands	$56.5	$0.0	$56.5	$57.0	$0.0	$57.0	$196.3	$0.0	$196.3	$136.2	$0.0	$136.2	$446.0	$0.0	$446.0
Fisher-Price Brands	1.6	0.0	1.6	12.8	0.0	12.8	98.6	0.0	98.6	74.0	0.0	74.0	187.0	0.0	187.0
American Girl Brands	(0.9)	0.0	(0.9)	(3.7)	0.0	(3.7)	3.6	0.0	3.6	59.1	0.0	59.1	58.1	0.0	58.1

	57.2	0.0	57.2	66.1	0.0	66.1	298.5	0.0	298.5	269.3	0.0	269.3	691.1	0.0	691.1
International	4.9	0.0	4.9	15.9	0.0	15.9	130.8	0.0	130.8	153.4	0.0	153.4	305.0	0.0	305.0

	62.1	0.0	62.1	82.0	0.0	82.0	429.3	0.0	429.3	422.7	0.0	422.7	996.1	0.0	996.1
Corporate and other expense	(41.4)	(20.6)	(20.8)	(38.5)	(15.0)	(23.5)	(62.3)	(5.5)	(56.8)	(120.3)	(7.2)	(113.1)	(262.5)	(48.3)	(214.2)

Operating Income	$20.7	$(20.6)	$41.3	$43.5	$(15.0)	$58.5	$367.0	$(5.5)	$372.5	$302.4	$(7.2)	$309.6	$733.6	$(48.3)	$781.9

(a)	Reported in accordance with generally accepted accounting principles.

(b)	Pro forma financial information is presented to facilitate year-to-year comparisons of results of continuing operations, excluding restructuring, non-recurring and special charges.

Note—Certain financial information for prior years has been reclassified to conform to the current year’s presentation.

MATTEL, INC. AND SUBSIDIARIES

2001 RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES — STATEMENTS OF OPERATIONS

	Three Months Ended March 31, 2001			Three Months Ended June 30, 2001			Three Months Ended Sept. 30, 2001			Three Months Ended Dec. 31, 2001			Year Ended Dec. 31, 2001
(In millions, except per share amounts)	As Reported (a)	Impact of Charges & Goodwill	Pro Forma (b)	As Reported (a)	Impact of Charges & Goodwill	Pro Forma (b)	As Reported (a)	Impact of Charges & Goodwill	Pro Forma (b)	As Reported (a)	Impact of Charges & Goodwill	Pro Forma (b)	As Reported (a)	Impact of Charges & Goodwill	Pro Forma (b)
Net Sales	$715.2	$0.0	$715.2	$836.2	$0.0	$836.2	$1,575.3	$0.0	$1,575.3	$1,561.2	$0.0	$1,561.2	$4,687.9	$0.0	$4,687.9
Cost of sales	405.2	6.6	398.6	475.8	7.2	468.6	840.0	10.2	829.8	818.0	4.2	813.8	2,539.0	28.2	2,510.8

Gross Profit	310.0	(6.6)	316.6	360.4	(7.2)	367.6	735.3	(10.2)	745.5	743.2	(4.2)	747.4	2,148.9	(28.2)	2,177.1
Advertising and promotion expenses	79.7	0.3	79.4	84.9	0.0	84.9	174.9	0.0	174.9	204.1	0.0	204.1	543.6	0.3	543.3
Other selling and administrative expenses	207.9	0.1	207.8	221.1	0.6	220.5	237.2	1.0	236.2	298.0	4.3	293.7	964.2	6.0	958.2
Restructuring and other charges	0.0	0.0	0.0	13.0	13.0	0.0	0.0	0.0	0.0	2.7	2.7	0.0	15.7	15.7	0.0

Operating Income Before Amortization of Goodwill	22.4	(7.0)	29.4	41.4	(20.8)	62.2	323.2	(11.2)	334.4	238.4	(11.2)	249.6	625.4	(50.2)	675.6
Amortization of goodwill	11.5	11.5	0.0	11.5	11.5	0.0	11.5	11.5	0.0	11.6	11.6	0.0	46.1	46.1	0.0

Operating Income	10.9	(18.5)	29.4	29.9	(32.3)	62.2	311.7	(22.7)	334.4	226.8	(22.8)	249.6	579.3	(96.3)	675.6
Interest expense	34.9	0.0	34.9	39.6	0.0	39.6	39.5	0.0	39.5	41.1	0.0	41.1	155.1	0.0	155.1
Interest (income)	(3.4)	0.0	(3.4)	(4.9)	0.0	(4.9)	(3.5)	0.0	(3.5)	(3.7)	0.0	(3.7)	(15.5)	0.0	(15.5)
Other non-operating (income)/expense, net	8.6	5.5	3.1	2.0	0.0	2.0	0.1	0.0	0.1	(1.0)	0.0	(1.0)	9.7	5.5	4.2

Income (Loss) Before Income Taxes	(29.2)	(24.0)	(5.2)	(6.8)	(32.3)	25.5	275.6	(22.7)	298.3	190.4	(22.8)	213.2	430.0	(101.8)	531.8
Provision (benefit) for income taxes	(7.2)	(5.8)	(1.4)	(1.9)	(8.9)	7.0	75.8	(5.8)	81.6	52.4	(5.9)	58.3	119.1	(26.4)	145.5

Income (Loss) From Continuing Operations	(22.0)	(18.2)	(3.8)	(4.9)	(23.4)	18.5	199.8	(16.9)	216.7	138.0	(16.9)	154.9	310.9	(75.4)	386.3
Cumulative effect of change in accounting principles, net of tax	(12.0)	(12.0)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(12.0)	(12.0)	0.0

Net Income (Loss)	$(34.0)	$(30.2)	$(3.8)	$(4.9)	$(23.4)	$18.5	$199.8	$(16.9)	$216.7	$138.0	$(16.9)	$154.9	$298.9	$(87.4)	$386.3

Income (Loss) Per Share—Basic
Income (loss) from continuing operations	$(0.05)	$(0.04)	$(0.01)	$(0.01)	$(0.05)	$0.04	$0.46	$(0.04)	$0.50	$0.32	$(0.04)	$0.36	$0.72	$(0.18)	$0.90
Cumulative effect of change in accounting principles	(0.03)	(0.03)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.03)	(0.03)	0.00

	$(0.08)	$(0.07)	$(0.01)	$(0.01)	$(0.05)	$0.04	$0.46	$(0.04)	$0.50	$0.32	$(0.04)	$0.36	$0.69	$(0.21)	$0.90

Average Number of Common Shares Outstanding—Basic	429.9	429.9	429.9	430.9	430.9	430.9	431.2	431.2	431.2	431.8	431.8	431.8	431.0	431.0	431.0

Income (Loss) Per Share—Diluted
Income (loss) from continuing operations	$(0.05)	$(0.04)	$(0.01)	$(0.01)	$(0.05)	$0.04	$0.46	$(0.04)	$0.50	$0.31	$(0.04)	$0.35	$0.71	$(0.18)	$0.89
Cumulative effect of change in accounting principles	(0.03)	(0.03)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.03)	(0.03)	0.00

	$(0.08)	$(0.07)	$(0.01)	$(0.01)	$(0.05)	$0.04	$0.46	$(0.04)	$0.50	$0.31	$(0.04)	$0.35	$0.68	$(0.21)	$0.89

Average Number of Common and Common Equivalent Shares Outstanding—Diluted	429.9	429.9	429.9	430.9	430.9	430.9	436.3	436.3	436.3	437.5	437.5	437.5	436.2	436.2	436.2

Segment Income:
Domestic
Mattel Brands	$48.8	$0.0	$48.8	$62.8	$0.0	$62.8	$188.4	$0.0	$188.4	$120.5	$0.0	$120.5	$420.5	$0.0	$420.5
Fisher-Price Brands	3.8	0.0	3.8	15.0	0.0	15.0	85.2	0.0	85.2	53.0	0.0	53.0	157.0	0.0	157.0
American Girl Brands	(9.9)	0.0	(9.9)	(8.9)	0.0	(8.9)	(4.1)	0.0	(4.1)	56.2	0.0	56.2	33.3	0.0	33.3

	42.7	0.0	42.7	68.9	0.0	68.9	269.5	0.0	269.5	229.7	0.0	229.7	610.8	0.0	610.8
International	(10.8)	0.0	(10.8)	5.8	0.0	5.8	81.0	0.0	81.0	122.3	0.0	122.3	198.3	0.0	198.3

	31.9	0.0	31.9	74.7	0.0	74.7	350.5	0.0	350.5	352.0	0.0	352.0	809.1	0.0	809.1
Amortization of goodwill	(11.5)	(11.5)	0.0	(11.5)	(11.5)	0.0	(11.5)	(11.5)	0.0	(11.6)	(11.6)	0.0	(46.1)	(46.1)	0.0
Corporate and other expense	(9.5)	(7.0)	(2.5)	(33.3)	(20.8)	(12.5)	(27.3)	(11.2)	(16.1)	(113.6)	(11.2)	(102.4)	(183.7)	(50.2)	(133.5)

Operating Income	$10.9	$(18.5)	$29.4	$29.9	$(32.3)	$62.2	$311.7	$(22.7)	$334.4	$226.8	$(22.8)	$249.6	$579.3	$(96.3)	$675.6

(a)	Reported in accordance with generally accepted accounting principles.

(b)	Pro forma financial information is presented to facilitate year-to-year comparisons of results of continuing operations, excluding goodwill amortization, restructuring, non-recurring and special charges.

Note—Certain financial information for prior years has been reclassified to conform to the current year’s presentation.

MATTEL, INC. AND SUBSIDIARIES

2000 RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES — STATEMENTS OF OPERATIONS

	Three Months Ended March 31, 2000			Three Months Ended June 30, 2000			Three Months Ended Sept. 30, 2000			Three Months Ended Dec. 31, 2000			Year Ended Dec. 31, 2000
(In millions, except per share amounts)	As Reported (a)	Impact of Charges & Goodwill	Pro Forma (b)	As Reported (a)	Impact of Charges & Goodwill	Pro Forma (b)	As Reported (a)	Impact of Charges & Goodwill	Pro Forma (b)	As Reported (a)	Impact of Charges & Goodwill	Pro Forma (b)	As Reported (a)	Impact of Charges & Goodwill	Pro Forma (b)
Net Sales	$679.6	$0.0	$679.6	$803.0	$0.0	$803.0	$1,549.6	$0.0	$1,549.6	$1,533.3	$0.0	$1,533.3	$4,565.5	$0.0	$4,565.5
Cost of sales	379.7	0.0	379.7	454.7	0.0	454.7	917.9	72.0	845.9	820.0	6.6	813.4	2,572.3	78.6	2,493.7

Gross Profit	299.9	0.0	299.9	348.3	0.0	348.3	631.7	(72.0)	703.7	713.3	(6.6)	719.9	1,993.2	(78.6)	2,071.8
Advertising and promotion expenses	76.8	0.0	76.8	83.0	0.0	83.0	190.3	3.8	186.5	228.2	1.0	227.2	578.3	4.8	573.5
Other selling and administrative expenses	257.0	53.1	203.9	221.6	0.0	221.6	229.5	6.0	223.5	273.7	7.3	266.4	981.8	66.4	915.4
Restructuring and other charges	0.0	0.0	0.0	(2.0)	(2.0)	0.0	17.9	17.9	0.0	0.0	0.0	0.0	15.9	15.9	0.0

Operating Income (Loss) Before Amortization of Goodwill	(33.9)	(53.1)	19.2	45.7	2.0	43.7	194.0	(99.7)	293.7	211.4	(14.9)	226.3	417.2	(165.7)	582.9
Amortization of goodwill	11.3	11.3	0.0	12.1	12.1	0.0	11.6	11.6	0.0	11.6	11.6	0.0	46.6	46.6	0.0

Operating Income (Loss)	(45.2)	(64.4)	19.2	33.6	(10.1)	43.7	182.4	(111.3)	293.7	199.8	(26.5)	226.3	370.6	(212.3)	582.9
Interest expense	24.4	0.0	24.4	35.9	0.0	35.9	42.6	0.0	42.6	50.1	0.0	50.1	153.0	0.0	153.0
Interest (income)	(3.1)	0.0	(3.1)	(3.9)	0.0	(3.9)	(1.8)	0.0	(1.8)	(2.2)	0.0	(2.2)	(11.0)	0.0	(11.0)
Other non-operating (income)/expense, net	(4.9)	0.0	(4.9)	(6.7)	0.0	(6.7)	6.3	5.5	0.8	8.5	8.4	0.1	3.2	13.9	(10.7)

Income (Loss) Before Income Taxes	(61.6)	(64.4)	2.8	8.3	(10.1)	18.4	135.3	(116.8)	252.1	143.4	(34.9)	178.3	225.4	(226.2)	451.6
Provision (benefit) for income taxes	(17.0)	(17.8)	0.8	2.3	(2.7)	5.0	31.6	(37.1)	68.7	38.3	(10.3)	48.6	55.2	(67.9)	123.1

Income (Loss) From Continuing Operations	(44.6)	(46.6)	2.0	6.0	(7.4)	13.4	103.7	(79.7)	183.4	105.1	(24.6)	129.7	170.2	(158.3)	328.5
Loss from discontinued operations, net of tax	(126.6)	(126.6)	0.0	0.0	0.0	0.0	(440.6)	(440.6)	0.0	(34.0)	(34.0)	0.0	(601.2)	(601.2)	0.0

Net Income (Loss)	$(171.2)	$(173.2)	$2.0	$6.0	$(7.4)	$13.4	$(336.9)	$(520.3)	$183.4	$71.1	$(58.6)	$129.7	$(431.0)	$(759.5)	$328.5

Income (Loss) Per Share—Basic
Income (loss) from continuing operations	$(0.10)	$(0.11)	$0.01	$0.01	$(0.02)	$0.03	$0.24	$(0.19)	$0.43	$0.25	$(0.05)	$0.30	$0.40	$(0.37)	$0.77
Loss from discontinued operations	(0.30)	(0.30)	0.00	0.00	0.00	0.00	(1.03)	(1.03)	0.00	(0.08)	(0.08)	0.00	(1.41)	(1.41)	0.00

	$(0.40)	$(0.41)	$0.01	$0.01	$(0.02)	$0.03	$(0.79)	$(1.22)	$0.43	$0.17	$(0.13)	$0.30	$(1.01)	$(1.78)	$0.77

Average Number of Common Shares Outstanding—Basic	425.5	425.5	425.5	425.8	425.8	425.8	426.4	426.4	426.4	426.9	426.9	426.9	426.2	426.2	426.2

Income (Loss) Per Share—Diluted
Income (loss) from continuing operations	$(0.10)	$(0.11)	$0.01	$0.01	$(0.02)	$0.03	$0.24	$(0.19)	$0.43	$0.25	$(0.05)	$0.30	$0.40	$(0.37)	$0.77
Loss from discontinued operations	(0.30)	(0.30)	0.00	0.00	0.00	0.00	(1.03)	(1.03)	0.00	(0.08)	(0.08)	0.00	(1.41)	(1.41)	0.00

	$(0.40)	$(0.41)	$0.01	$0.01	$(0.02)	$0.03	$(0.79)	$(1.22)	$0.43	$0.17	$(0.13)	$0.30	$(1.01)	$(1.78)	$0.77

Average Number of Common and Common Equivalent Shares Outstanding—Diluted	425.5	425.5	425.5	427.8	427.8	427.8	426.9	426.9	426.9	428.5	428.5	428.5	427.1	427.1	427.1

Segment Income:
Domestic
Mattel Brands	$40.0	$0.0	$40.0	$49.5	$0.0	$49.5	$172.7	$0.0	$172.7	$139.2	$0.0	$139.2	$401.4	$0.0	$401.4
Fisher-Price Brands	5.7	0.0	5.7	14.9	0.0	14.9	70.9	0.0	70.9	61.6	0.0	61.6	153.1	0.0	153.1
American Girl Brands	(9.3)	0.0	(9.3)	(10.1)	0.0	(10.1)	(4.1)	0.0	(4.1)	59.8	0.0	59.8	36.3	0.0	36.3

	36.4	0.0	36.4	54.3	0.0	54.3	239.5	0.0	239.5	260.6	0.0	260.6	590.8	0.0	590.8
International	(14.3)	0.0	(14.3)	7.8	0.0	7.8	72.0	0.0	72.0	88.1	0.0	88.1	153.6	0.0	153.6

	22.1	0.0	22.1	62.1	0.0	62.1	311.5	0.0	311.5	348.7	0.0	348.7	744.4	0.0	744.4
Amortization of goodwill	(11.3)	(11.3)	0.0	(12.1)	(12.1)	0.0	(11.6)	(11.6)	0.0	(11.6)	(11.6)	0.0	(46.6)	(46.6)	0.0
Corporate and other expense	(56.0)	(53.1)	(2.9)	(16.4)	2.0	(18.4)	(117.5)	(99.7)	(17.8)	(137.3)	(14.9)	(122.4)	(327.2)	(165.7)	(161.5)

Operating Income (Loss)	$(45.2)	$(64.4)	$19.2	$33.6	$(10.1)	$43.7	$182.4	$(111.3)	$293.7	$199.8	$(26.5)	$226.3	$370.6	$(212.3)	$582.9

(a)	Reported in accordance with generally accepted accounting principles.

(b)	Pro forma financial information is presented to facilitate year-to-year comparisons of results of continuing operations, excluding goodwill amortization, restructuring, non-recurring and special charges.

Note—Certain financial information for prior years has been reclassified to conform to the current year’s presentation.

MATTEL, INC. AND SUBSIDIARIES

1997—1999 RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES — STATEMENTS OF OPERATIONS

	Year Ended Dec. 31, 1997			Year Ended Dec. 31, 1998			Year Ended Dec. 31, 1999
(In millions, except per share amounts)	As Reported (a)	Impact of Charges & Goodwill	Pro Forma (b)	As Reported (a)	Impact of Charges & Goodwill	Pro Forma (b)	As Reported (a)	Impact of Charges & Goodwill	Pro Forma (b)

Net Sales	$4,646.4	$0.0	$4,646.4	$4,579.5	$0.0	$4,579.5	$4,502.7	$0.0	$4,502.7
Cost of sales	2,422.3	0.0	2,422.3	2,425.0	0.0	2,425.0	2,435.5	0.0	2,435.5

Gross Profit	2,224.1	0.0	2,224.1	2,154.5	0.0	2,154.5	2,067.2	0.0	2,067.2
Advertising and promotion expenses	620.8	0.0	620.8	631.1	0.0	631.1	569.7	0.0	569.7
Other selling and administrative expenses	790.0	0.0	790.0	875.9	0.0	875.9	881.3	0.0	881.3
Restructuring and other charges	275.0	275.0	0.0	44.0	44.0	0.0	281.1	281.1	0.0

Operating Income Before Amortization of Goodwill	538.3	(275.0)	813.3	603.5	(44.0)	647.5	335.1	(281.1)	616.2
Amortization of goodwill	30.8	30.8	0.0	38.2	38.2	0.0	46.8	46.8	0.0

Operating Income	507.5	(305.8)	813.3	565.3	(82.2)	647.5	288.3	(327.9)	616.2
Interest expense	90.1	0.0	90.1	110.8	0.0	110.8	131.6	0.0	131.6
Interest (income)	(8.0)	0.0	(8.0)	(12.7)	0.0	(12.7)	(5.5)	0.0	(5.5)
Other non-operating (income)/expense, net	0.3	0.0	0.3	7.7	0.0	7.7	(8.0)	0.0	(8.0)

Income Before Income Taxes	425.1	(305.8)	730.9	459.5	(82.2)	541.7	170.2	(327.9)	498.1
Provision for income taxes	135.3	(71.0)	206.3	131.2	(21.0)	152.2	61.8	(73.6)	135.4

Income From Continuing Operations	289.8	(234.8)	524.6	328.3	(61.2)	389.5	108.4	(254.3)	362.7
Loss from discontinued operations, net of tax	(467.9)	(467.9)	0.0	(122.2)	(122.2)	0.0	(190.8)	(190.8)	0.0
Loss from extraordinary item, net of tax	(4.6)	(4.6)	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Net Income (Loss)	$(182.7)	$(707.3)	$524.6	$206.1	$(183.4)	$389.5	$(82.4)	$(445.1)	$362.7

Income (Loss) Per Share—Basic
Income from continuing operations	$0.76	$(0.63)	$1.39	$0.82	$(0.16)	$0.98	$0.25	$(0.62)	$0.87
Loss from discontinued operations	(1.27)	(1.27)	0.00	(0.31)	(0.31)	0.00	(0.46)	(0.46)	0.00
Loss from extraordinary item	(0.01)	(0.01)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	$(0.52)	$(1.91)	$1.39	$0.51	$(0.47)	$0.98	$(0.21)	$(1.08)	$0.87

Average Number of Common Shares Outstanding—Basic	369.9	369.9	369.9	390.2	390.2	390.2	414.2	414.2	414.2

Income (Loss) Per Share—Diluted
Income from continuing operations	$0.74	$(0.62)	$1.36	$0.76	$(0.14)	$0.90	$0.25	$(0.59)	$0.84
Loss from discontinued operations	(1.24)	(1.24)	0.00	(0.29)	(0.29)	0.00	(0.45)	(0.45)	0.00
Loss from extraordinary item	(0.01)	(0.01)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	$(0.51)	$(1.87)	$1.36	$0.47	$(0.43)	$0.90	$(0.20)	$(1.04)	$0.84

Average Number of Common and Common Equivalent Shares Outstanding—Diluted	378.7	378.7	378.7	421.7	421.7	421.7	425.3	425.3	425.3

Segment Income:
Domestic
Mattel Brands	$399.7	$0.0	$399.7
Fisher-Price Brands	144.9	0.0	144.9
American Girl Brands	31.2	0.0	31.2

	575.8	0.0	575.8
International	190.9	0.0	190.9

	766.7	0.0	766.7
Amortization of goodwill	(46.8)	(46.8)	0.0
Corporate and other expense	(431.6)	(281.1)	(150.5)

Operating Income	$288.3	$(327.9)	$616.2

(a)	Reported in accordance with generally accepted accounting principles.

(b)	Pro forma financial information is presented to facilitate year-to-year comparisons of results of continuing operations, excluding goodwill amortization, restructuring, non-recurring and special charges.

Note—Certain financial information for prior years has been reclassified to conform to the current year’s presentation.